UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 17, 2006

_________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

On April 17, 2006, Blue Holdings, Inc. (the “Registrant”) received notice from the staff of the NASDAQ Listing Qualifications Department approving the Registrant’s application to list its common stock on The NASDAQ Capital Market. The common stock will begin trading on The Nasdaq Capital Market effective at market opening on April 26, 2006, under the symbol “BLUE.” The Registrant’s common stock was previously listed on the Over-The-Counter Bulletin Board under the symbol “BLHL.”

A press release announcing the transfer of Registrant’s listing to The NASDAQ Capital Market is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (a)      Not applicable

      (b)      Not applicable

      (c)      Not applicable

      (d)      Exhibits

99.1	Press Release issued by Registrant on April 18, 2006, announcing the Registrant’s listing on The NASDAQ Capital Market.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2006	BLUE HOLDINGS, INC. By: /s/ Patrick Chow _____________________________________ Patrick Chow, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER 99.1	DESCRIPTION Press Release issued by Registrant on April 18, 2006, announcing the Registrant's listing on The NASDAQ Capital Market.